Property and Equipment, Net (Details) - Schedule of Property and Equipment, Net Consists ¥ in Thousands, $ in Thousands	Jun. 30, 2023 CNY (¥)	Jun. 30, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule Of Property And Equipment Net Consists Abstract
Furniture, fixtures and equipment	¥ 3,255	$ 448
Motor vehicles	2,007	277
Total	5,262	725
Less: accumulated depreciation	(953)	(131)
Property and equipment, net	¥ 4,309	$ 594